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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              February 22, 2002

                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Colorado                       0-21736            84-1158484
-------------------------------   ------------------------  ---------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


240 Main Street
Post Office Box 21
Black Hawk, Colorado                                               80422
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:       (303) 582-1117
                                                         ----------------

                                   No Change
      ------------------------------------------------------------------
      Former name or former address if changed since date of last filing
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Item 2.   Acquisition or Disposition of Assets.
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       On February 22, 2002 (the "Effective Date"), Black Hawk Gaming &
Development Company, Inc. (the "Company") consummated a merger with BH Acquisition, Inc. (the "Merger") pursuant to an Agreement and Plan of Merger by and among the Company, BH Acquisition, Inc. and Gameco, Inc. dated April 25, 2001. The Merger was approved by the Company's stockholders at a meeting held on January 4, 2002. Upon completion of the Merger, the Company became a wholly owned subsidiary of Gameco, Inc. In the Merger, $12.00 in cash was paid by Gameco, Inc. for each share of the Company's common stock outstanding on the Effective Date (other than shares owned by Gameco, Inc. or its affiliates).

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Item 7.   Financial Statements and Exhibits.
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(a)       Financial Statements of Business Acquired.
          -----------------------------------------

          Not Applicable

(b)       Pro Forma Financial Information.
          -------------------------------

          Not Applicable

(c)       Exhibits.
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          Exhibit
          Number                 Description of Exhibits
          ------                 -----------------------

          01-8K.6 Agreement and Plan of Merger, dated as of April 25, 2001, by and among Black Hawk Gaming & Development Company, Inc., Gameco, Inc. and BH Acquisition, Inc. (incorporated by reference to Exhibit 01-8K.6 to the Company's Current Report on Form 8-K filed with the Commission on May 4,
                     2001).

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BLACK HAWK GAMING &
                                        DEVELOPMENT COMPANY, INC.



                                        By:  /s/ Stephen R. Roark
                                           --------------------------------
                                            Stephen R. Roark, President

Date: February 22, 2002

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